Exhibit 99.2

‹   8QLWHG&RPPXQLW\%DQN_ XFELFRP 1 Q25 Investor Presentation April 22, 2025

# Disclosures

## CAUTIONARY STATEMENT

This Investor Presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In general, forward-looking statements usually may be identified through use of words such as "may," "believe," "expect," "anticipate," "intend," "will," "should," "plan," "estimate," "predict," "continue" and "potential," or the negative of these terms or other comparable terminology, and include statements related to the expected benefits of the acquisition of ANB Holdings, Inc. ("ANB"). Forward-looking statements are not historical facts and represent management's beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance. Actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements.

Factors that could cause or contribute to such differences include, but are not limited to (1) the risk that the cost savings and any revenue synergies from the ANB acquisition may not be realized or take longer than anticipated to be realized, (2) disruption from the ANB acquisition of customer, supplier, employee or other business partner relationships, (3) the possibility that the costs, fees, expenses and charges related to the ANB acquisition may be greater than anticipated, (4) reputational risk and the reaction of each of the companies' customers, suppliers, employees or other business partners to the ANB acquisition, (5) the failure of the ANB acquisition to close or any unexpected delay in closing the ANB acquisition, (6) the risks relating to the integration of ANB's operations into the operations of United, including the risk that such integration will be materially delayed or will be more costly or difficult than expected, (7) the risks associated with United's pursuit of future acquisitions, (8) the risk associated with expansion into new geographic or product markets, (9) the dilution caused by United's issuance of additional shares of its common stock in the ANB acquisition, and (10) general competitive, economic, political, regulatory and market conditions. Further information regarding additional factors which could affect the forward-looking statements contained in this press release can be found in the cautionary language included under the headings "Cautionary Note Regarding Forward-Looking Statements" and "Risk Factors" in United's Annual Report on Form 10-K for the year ended December 31, 2024, and other documents subsequently filed by United with the United States Securities and Exchange Commission ("SEC").

Many of these factors are beyond United's ability to control or predict. If one or more events related to these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may differ materially from the forward-looking statements. Accordingly, shareholders and investors should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this communication, and United undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for United to predict their occurrence or how they will affect United.

United qualifies all forward-looking statements by these cautionary statements.

## NON-GAAP MEASURES

This Investor Presentation includes financial information determined by methods other than in accordance with generally accepted accounting principles ("GAAP"). This financial information includes certain operating performance measures, which exclude merger-related and other charges that are not considered part of recurring operations, such as "noninterest income – operating", "noninterest expense – operating," "operating net income," "pre-tax, pre-provision income," "operating net income per diluted common share," "operating earnings per share," "tangible book value per common share," "operating return on common equity," "operating return on tangible common equity," "operating return on assets," "return on assets - pre-tax pre-provision - operating," "return on assets - pre-tax, pre-provision," "operating efficiency ratio," and "tangible common equity to tangible assets."

These non-GAAP measures are included because United believes they may provide useful supplemental information for evaluating United's underlying performance trends. Further, United's management uses these measures in managing and evaluating United's business and intends to refer to them in discussions about United's operations and performance. These measures should be viewed in addition to, and not as an alternative to or substitute for, measures determined in accordance with GAAP, and are not necessarily comparable to non-GAAP measures that may be presented by other companies. To the extent applicable, reconciliations of these non-GAAP measures to the most directly comparable measures as reported in accordance with GAAP are included with the accompanying financial statement tables.

2

  %,//,21,1 727$/ $66(76 United Community Banks, Inc. Note: See Glossary located at the end of this presentation for reference on certain acronyms (1) 1Q25 regulatory capital ratio is preliminary 3 8&%,%DQNLQJ2IILFHV Regional Full - Service Branch Network National Navitas and SBA Markets Company Overview   %,//,21,1 727$/ '(326,76%,//,21,1 $8$ 13.3% CET1 RBC (1) $18.4 BILLION IN TOTAL LOANS $0.24 QUARTERLY COMMON DIVIDEND  %$1.,1*2)),&(6 $&52667+( 6287+($67 #1 IN CUSTOMER SATISFACTION with Consumer Banking in the Southeast in 2025 Plus #1 in Trust and People - J.D. Power BEST BANK AWARDS 5 awards for outstanding performance in small business and middle market banking in 2025 - Coalition Greenwich %(67%$1.672:25.)25 LQ  IRUWKHHLJKWKFRQVHFXWLYH\HDU   $PHULFDQ%DQNHU 3UHPLHU6RXWKHDVW5HJLRQDO%DQN ±  &HOHEUDWLQJ  <HDUVRI([FHSWLRQDO6HUYLFH Acquisition of ANB Holdings, Inc. (“ANB”) expected to close on May 1, 2025, with ~$440 million assets and ~$375 million deposits Metro - focused branch network with locations in the fastest - growing MSAs in the Southeast 190 branches, 10 LPOs, and 3 MLOs across six Southeast states; Top 10 deposit market share in GA and SC Extended Navitas and SBA Markets Navitas subsidiary is a technology - enabled, small - ticket, essential - use commercial equipment financing provider SBA business has both in - footprint and national business (4 specific verticals) EB0 EB1 EB2

Ϭ͘ϵϬ й 1.06% 1.02% 0.93% ϭ͘Ϭϴ й 1.04% 1Q24 4Q24 1Q25 Return on Average Assets GAAP Operating  Ψ Ϭ͘ϱϭ  Ψ Ϭ͘ϲϭ $0.58 $0.52 $0.63  Ψ Ϭ͘ϱϵ 1Q24 4Q24 1Q25 Diluted Earnings Per Share GAAP Operating $26.83 Ψ Ϯϳ͘ϴϳ Ψ Ϯϴ͘ϰϮ $18.71 $20.00 $20.58 1Q24 4Q24 1Q25 ŽŽŬsĂůƵĞWĞƌ^ŚĂƌĞ GAAP Tangible 1.01% Return on assets – operating (1) 1Q25 Highlights  6HHQRQ  *$$3UHFRQFLOLDWLRQWDEOHVOLGHVLQWKHH[KLELWVWRWKLVSUHVHQWDWLRQIRUD UHFRQFLOLDWLRQRIRSHUDWLQJSHUIRUPDQFHPHDVXUHVWR*$$3SHUIRUPDQFH ϭ͘ϯϲ й 1.52% 1.54% 1.40% ϭ͘ϱϱ й 1.55% 1Q24 4Q24 1Q25 PTPP Return on Average Assets PTPP Operating  ; ϭ Ϳ (1) (1) $0.58 Diluted earnings per share – GAAP $0.59 Diluted earnings per share – operating (1)   5HWXUQRQDVVHWV ±  *$$3   5HWXUQRQDVVHWV ±  RSHUDWLQJ  1.55% Return on assets – PTPP – operating (1) 2.05% Cost of deposits 26% DDA / total deposits   5HWXUQRQFRPPRQHTXLW\ ±  *$$3   5HWXUQRQWDQJLEOHFRPPRQHTXLW\ ±  RSHUDWLQJ    (IILFLHQF\UDWLR ±  *$$3   (IILFLHQF\UDWLR ±  RSHUDWLQJ  $20.58 TBV per share (1) 3.36% Net interest margin (1) 10% Year - over - year TBV per share (1) improvement 6% Year - over - year net interest revenue improvement 16 bps Year - over - year net interest margin improvement 293 bps Year - over - year operating (1) efficiency ratio improvementEB0EB1

5.25% ϱ͘Ϯϱ й 5.18% 4.58% ϰ͘Ϯϱ й Ϯ͘Ϯϰ й 2.35% 2.35% 2.20% Ϯ͘Ϭϱ й 4Q23 2Q24 3Q24 4Q24 1Q25 Fed Target Average Lower Bound UCBI Cost of Deposits Outstanding Deposit Franchise Deposit Costs Down 15 bps in 1Q25  &XVWRPHU'HSRVLW*URZWK ([FOXGLQJEURNHUHGGHSRVLWVDQGSXEOLFIXQGVGHSRVLWV JUHZ  PLOOLRQRU  DQQXDOL]HGIURP  4  &XVWRPHUGHSRVLWVZHUHXS  PLOOLRQRU   DQQXDOL]HGIURP  4  3XEOLFIXQGVRI  ELOOLRQZHUHGRZQ  PLOOLRQ IURP  4  1RQLQWHUHVW  EHDULQJ''$JUHZ  PLOOLRQRU   DQQXDOL]HG 1Q25 Change in Customer Deposits $ 23,602 23,293  Ψ ϰϲ $14 $5  Ψ Ϯϯϵ  Ψ ϱ 4Q24 Total Customer Deposits Noninterest- bearing NOW Savings MMA Time 1Q25 Total Customer Deposits $ in millions Deposit Costs Continue to Trend Down Reduction of 15 bps QoQ driven by active management, product mix, and benefit of CD repricing Cumulative deposit beta of 30% through 1Q25 Average rate of time deposits maturing in 1Q25 improved ~65 bps, from 4.14% to 3.49% $1.3 billion, or 39%, of time deposits mature in 2Q25 at 3.78% Time MMA Savings NOW Noninterest - bearing 1Q25 Public Funds Δ $5 ($2) ($0) ($92) $4 EB0 EB1 EB2 EB3 AK4 EB5

Deposit Trends Deposits are granular with ~$34,000 average account size and are diverse by industry and geography Business deposits of $8.7 billion and personal deposits of $11.6 billion in 1Q25 The remaining $3.5 billion of deposits are predominantly comprised of public funds $1.3 billion, or 39%, of time deposits mature in 2Q25 at 3.78% dŝŵĞĞƉŽƐŝƚŽŶƚƌĂĐƚƵĂůDĂƚƵƌŝƚŝĞƐ ƵƐƚŽŵĞƌĞƉŽƐŝƚ'ƌĂŶƵůĂƌŝƚǇ $20,304 $20,006 $20,033 Ψ ϮϬ͕ϯϬϵ $20,502 $77,546 Ψ ϳϰ͕ϱϲϴ Ψ ϳϱ͕ϵϳϳ $72,724 $74,118 1Q24 2Q24 3Q24 4Q24 1Q25 Personal Deposits Avg Acct Size Business Deposits Avg Acct Size $16.9 Ψ ϭϲ͘ϳ $17.1 $17.3 Ψ ϭϳ͘ϱ Ψ ϲ͘ϰ $6.3 $6.2 $6.2 Ψ ϲ͘ϯ $23.3 $23.0 Ψ Ϯϯ͘ϯ Ψ Ϯϯ͘ϱ $23.8 27% 27% Ϯϳ й 26% 26% 1Q24 2Q24 3Q24 4Q24 1Q25 Interest-Bearing Deposits Noninterest-Bearing Deposits % Noninterest-Bearing Deposits  dŽƚĂůĞƉŽƐŝƚDŝǆdƌĞŶĚ $ in billions $ in actual $ in millions Ψ ϭ͕ϯϰϵ $718 $611 Ψ Ϯϵϱ Ψ ϰϵϵ 3.78% 3.59% 3.17% ϯ͘ϭϯ й 3.28% 2Q25 3Q25 4Q25 1Q26 Beyond Time Deposits Weighted Avg Rate EB0

Ψ ϭϴ͕ϰϮϱ $18,176 $99 $60 $55 $18 Ψ ϯϰ ; Ψ ϭϳ Ϳ 4Q24 Total Loans C&I Equipment Finance CRE Construction HELOC Mortgage / Consumer 1Q25 Total Loans  4  /RDQ3RUWIROLR*URZWK Stronger Targeted Loan Growth Quarter Highlights Loan growth of 5.6% annualized, primarily driven by C&I, equipment finance, and HELOC Senior Care portfolio down $23 million, or 8%, from 4Q24 Construction and CRE ratios as a percentage of total RBC were 62% and 204%, respectively, improved from 76% and 213% in 1Q24 Top 25 relationships totaled $955 million, or 5.2% of total loans, up $36 million from 1Q24 SNCs outstanding of $287 million, or 1.6% of total loans, up $23 million from 1Q24 Conservative relationship lending limits driven by risk grades 7 6% 1% ϭ й ϰϮ й Ϯϰ й 17% 9% 1Q25 Total Loans $18.4 Billion C&I Commercial Construction &5( 2WKHU&RQVXPHU 5HVLGHQWLDO 0RUWJDJH Home Equity Residential Construction $ in millions % QoQ annualized Note: C&I includes Commercial & Industrial and Owner Occupied CRE +7%       EB0 EB1

Balance Sheet Strength – Liquidity and Capital


Loans / Core Deposits %
92%
79%
80%
78%
78%
78%
1Q24
2Q24
3Q24
4Q24
1Q25
United
KRX Peer Median

- Substantial balance sheet liquidity and above-peer capital ratios
- $6.7 billion securities portfolio offers significant near- and medium-term cash flow opportunities
- No outstanding wholesale borrowings at the end of 1Q25
- 0.7% of total deposits are brokered in 1Q25, compared to 2.7% for the KRX peer median


Tangible Common Equity / Tangible Assets %
8.5%
8.8%
8.9%
9.0%
9.2%
8.3%
1Q24
2Q24
3Q24
4Q24
1Q25
United
KRX Peer Median


Common Equity Tier 1 RBC %*
12.4%
12.8%
13.1%
13.2%
13.3%
12.2%
1Q24
2Q24
3Q24
4Q24
1Q25
United
KRX Peer Median

*1Q25 regulatory capital ratio is preliminary

8

Above-Peer Capital Ratios



Risk-Based Capital Ratios
14.6%
1.8%
0.4%
12.4%
15.1%
1.8%
0.5%
12.8%
15.3%
1.8%
0.5%
13.1%
15.1%
1.5%
0.5%
13.2%
14.6%
1.8%
0.6%
12.2%
15.1%
1.4%
0.4%
13.3%
1Q24
2Q24
3Q24
4Q24
4Q24 KRX Peer Median
1Q25*
CET1
Additional Tier 1
Tier 2



Tangible Book Value Per Share
$20.00
$0.58
($0.25)
$0.22
$0.03
$20.58
4Q24 TBV
GAAP Earnings
Dividends (1)
Change in AOCI
Other
1Q25 TBV

- 1Q25 regulatory risk-based capital ratios remained strong and above peers
- The leverage ratio increased 19 bps to 10.15%, as compared to 4Q24
- Quarterly common dividend of $0.24 per share during the quarter, flat vs. prior quarter
- Outstanding common stock repurchase authorization of $100 million
- AFS securities portfolio of $4.5 billion with a 2.1-year duration
- TCE of 9.18% increased 21 bps from 4Q24
  - Net unrealized securities losses in AOCI improved by $27.9 million to $195 million in 1Q25
- ANB acquisition expected to close May 1, 2025, with expected TBV decrease of approximately $0.13 and CET1 decrease of 7 bps

*1Q25 regulatory capital ratios are preliminary

(1) Dividends include both common and preferred dividends

9

Net Interest Revenue / Margin[1]

Net Interest Revenue & Net Interest Margin

$ in millions



$199.1
$210.3
$212.0
3.20%
3.26%
3.36%
3.13%
3.19%
3.31%
1Q24
4Q24
1Q25
Net Interest Revenue
Net Interest Margin(1)
Core Net Interest Margin(2)

- Net interest revenue increased $1.7 million, or 3.2% annualized, from 4Q24
- Core net interest margin, excluding purchase loan accretion, was up 12 bps to 3.31%, primarily due to improvement in funding costs and deployment of cash
- Purchased loan accretion totaled $3.1 million and contributed 5 bps to the margin, down 2 bps vs. 4Q24
- In 1Q25, purchased $74 million in securities with an average yield of 5.41%, while $265 million in securities ran off at an average yield of 3.70%
- Approximately $8.3 billion, or 45%, of total loans and $2.2 billion, or 33%, of total securities, including hedging activities, are variable rate and reprice or mature within one year

1Q25 NIM Up 10 bps



3.26%
0.05%
0.04%
(0.02%)
0.03%
3.36%
4Q24 NIM
Rate
Mix
Accretion
Day Count / Other
1Q25 NIM

Yields & Costs



6.24%
6.43%
6.42%
6.21%
6.10%
3.23%
3.20%
3.04%
3.37%
3.27%
3.21%
3.33%
3.28%
3.25%
3.26%
3.26%
3.02%
3.36%
3.35%
2.83%
1Q24
2Q24
3Q24
4Q24
1Q25
Loan Yield
NIM
Securities Yield
Cost of IBL

(1) Net interest margin is calculated on a fully-taxable equivalent basis
(2) Core net interest margin excludes purchased loan accretion

10

# Noninterest Income - Operating



$ in millions
$37.2
$36.6
$35.3
$40.5
$35.7
$12.6
$11.5
$13.4
$13.9
$14.1
$1.5
$1.3
$1.5
$1.6
$1.4
$6.3
$6.4
$6.3
$4.7
$4.5
$7.5
$6.8
$3.5
$9.7
$6.1
$9.3
$10.6
$10.5
$10.6
$9.5
1Q24 (1)
2Q24
3Q24 (1)
4Q24
1Q25
Service Charges
Mortgage
Brokerage / Wealth Mgmt
Loan Sale Gains
Other

## Linked Quarter

- On an operating basis, noninterest income decreased $4.8 million from 4Q24
  - Service charges decreased $1.1 million, primarily due to seasonally lower interchange and overdraft fees
  - Mortgage fees decreased, primarily due to the absence of a significant MSR mark, which was $3.5 million in 4Q24
  - Sold $21.9 million of SBA loans, resulting in $1.4 million of loan sale gains in the quarter

## Year-over-Year

- On an operating basis, noninterest income decreased $1.5 million from 1Q24
  - Mortgage fees decreased, primarily due to the absence of a significant MSR mark, which was $1.5 million in 1Q24
  - Brokerage fees decreased $1.8 million, primarily due to the impact of the FinTrust sale
  - Other income increased $1.5 million, primarily due to an increase in customer swap income

(1) See non-GAAP reconciliation table slides in the exhibits to this presentation for a reconciliation of operating performance measures to GAAP performance

11

Noninterest Expense


Efficiency Ratio
65.5%
60.5%
59.7%
58.1%
56.7%
56.1%
59.2%
57.1%
57.4%
55.2%
56.2%
1Q24
2Q24
3Q24
4Q24
1Q25
GAAP
Operating(1)
KRX Peer Median

- 1Q25 operating efficiency ratio of 56.2%, down 293 basis points year-over-year
  - Compensation expense improved both quarter-over-quarter and year-over-year
  - Headcount of 3,006 down 3% from 1Q24
  - Operating efficiency ratio has been consistently below the KRX Peer Median


Noninterest Expense
$ in millions
$145.0
$140.4
$147.0
$140.6
$143.1
$140.9
$143.1
$140.9
$141.1
$139.8
1Q24
2Q24
3Q24
4Q24
1Q25
GAAP
Operating(1)

- GAAP noninterest expense improved $2.0 million compared to the prior quarter, and operating noninterest expense improved $1.1 million compared to the prior quarter
- GAAP noninterest expense improved $3.9 million year-over-year, mostly due to the absence of a FDIC special assessment
- Operating noninterest expense improved $0.6 million year-over-year

(1) See non-GAAP reconciliation table slides in the exhibits to this presentation for a reconciliation of operating performance measures to GAAP performance

12

1Q25 net charge - offs of $9.6 million, or 0.21% of loans annualized Nonperforming assets improved $22.3 million during the quarter and were 0.51% of total loans, down 13 bps from 4Q24, due to a variety of successful resolutions, the largest of which was the $8 million sale of a Senior Care property Past due loans increased $7.8 million during the quarter and were 0.21% of total loans, an increase of 4 bps from 4Q24 Higher risk loans, defined as special mention plus substandard accruing, improved 0.1% from 4Q24 to 3.1% &UHGLW4XDOLW\ Net Charge - Offs as % of Average Loans Nonperforming Assets & Past Due Loans as a % of Total Loans Ϭ͘Ϯϴ й 0.51% Ϭ͘ϱϴ й 0.64% 0.64% Ϭ͘ϲϰ й 0.51% 0.06% Ϭ͘ϭϴ й 0.29% Ϭ͘Ϯϴ й 0.26% 0.19% Ϭ͘ϭϳ й 0.21% 2021 2022 2023 1Q24 2Q24 3Q24 4Q24 1Q25 NPAs (%) Past Dues (%) 2.6% ϭ͘ϲ й 1.1% ϭ͘ϲ й 1.3% 1.3% ϭ͘ϰ й 1.2% 1.4% ϭ͘ϯ й 1.6% ϭ͘ϯ й 1.5% 1.7% ϭ͘ϴ й 1.9% 2021 2022 2023 1Q24 2Q24 3Q24 4Q24 1Q25 Special Mention (%) Substandard Accruing (%) Special Mention & Substandard Accruing Loans as a % of Total Loans  0.00% Ϭ͘Ϭϳ й 0.30% 0.28% Ϭ͘Ϯϲ й 0.52% 0.21% Ϭ͘Ϯϭ й - 0.03% Ϭ͘Ϭϰ й 0.20% 0.16% Ϭ͘ϭϱ й 0.45% 0.08% Ϭ͘ϭϭ й 2021 2022 2023 1Q24 2Q24 3Q24 4Q24 1Q25 United United Excl. Navitas 0.28%

Allowance for Credit Losses



Allowance for Credit Losses (ACL) Walk-Forward
$ in thousands
$217,389
$ 4,706
$ 836
($ 9,607)
$ 465
$ 12,012
($ 2,600)
$223,201
4Q24 ACL
Loan Growth/ Mix Changes
Unfunded Commitments
NCOs
Specific Reserve
Model Impact/ NCO Refill
Hurricane Special Reserve
1Q25 ACL



Allowance for Credit Losses (ACL)
$ in millions
1.22%
$224
1.23%
$225
1.20%
$216
1.20%
$217
1.21%
$223
1Q24
2Q24
3Q24
4Q24
1Q25
ACL - Allowance for Credit Losses $
ACL - Allowance for Credit Losses / Loans %

- Provision of $15.4 million, up from $11.4 million in 4Q24, due to higher model reserve driven by economic forecast with higher unemployment
- Allowance coverage increased to 1.21%
- Net charge-offs of $9.6 million flat to 4Q24, as improved Navitas charge-offs were offset by slightly higher bank charge-offs
- Higher model reserve partially offset by lower hurricane-related special reserve
  - Hurricane-related special reserve reduced by $2.6 million to $7.2 million
  - We believe the $7.2 million reserve sufficiently covers credits of potential concern and active deferrals

Note: ACL includes the reserve for unfunded commitments

14

1 Q25 INVESTOR PRESENTATION Exhibits

# Cultural Foundations of United Community

## Our Story

Founded 75 years ago as Union County Bank, United Community has stayed true to its roots by prioritizing service. We continue to embrace our small-town, personal touch while offering a comprehensive range of personal and business banking services.

## Our Core Values

**Team**
We play to win together as a team

**Truth**
We want to see things as they are, not as we want them to be

**Trust**
We trust in people

**Caring**
We treat our customers, and each other, the way that we would want to be treated

## Our Vision

To be a Legendary Bank

## Our Purpose

To Build Communities

## Our Accolades



J.D.POWER

**Best Consumer Bank for Customer Satisfaction in the Southeast Region,** 9 out of the last 11 years, including **#1 in People and #1 in Trust** in 2025

Coalition Greenwich Awards 2025 Best Bank

**Best Bank** for middle-market and small business banking for 9 years

AMERICAN BANKER

**Best Bank to Work For** in 2024 for the 8th consecutive year

16

Average Deposit Costs  1Q25 4Q24 3Q24 2Q24 ϭ Y Ϯϰ $ in billions; rates annualized Average Rate Average Balance Average Rate Average Balance Average Rate Average Balance Average Rate Average Balance Average Rate Average Balance N/A $6.2 N/A $6.3 N/A $6.2 N/A $6.3 N/A $6.4 DDA 2.47% $6.1 2.65% $6.3 2.98% $5.8 3.01% $5.9 3.06% $6.1 NOW 3.05% $6.6 3.31% $6.5 3.57% $6.3 3.55% $6.1 3.46% $5.9 MMDA 0.23% $1.1 0.23% $1.1 0.24% $1.1 0.24% $1.2 0.24% $1.2 Savings 3.63% $3.4 3.90% $3.5 3.97% $3.5 4.05% $3.5 4.02% $3.6 Time 2.79% $17.3 3.00% $17.4 3.23% $16.8 3.24% $16.7 3.21% $16.8 Total Interest - Bearing 2.05% $23.5 2.20% $23.7 2.35% $23.0 2.35% $23.0 2.32% $23.2 Total Deposits

Navitas Portfolio Net Charge - Offs & Weighted Average FICO Scores Navitas represents 9% of total loans Navitas ACL / Loans of 2.76% Navitas 1Q25 NCOs of 1.20% annualized, or $5.0 million Of the $5.0 million of losses, $1.1 million came from the Long Haul Trucking segment as the book shrank to just $22 million Excluding Long Haul Trucking losses, Navitas losses were 0.95% of total Navitas loans, a 6 bps improvement from 4Q24 Navitas Performance Ψ ϭ͕ϰϰϳ $1,510 $1,534 Ψ ϭ͕ϱϰϯ $1,544 $1,581 $1,603 $1,663 Ψ ϭ͕ϳϮϮ 8.99% 9.12% ϵ͘Ϯϱ й 9.30% 9.43% 9.58% 9.64% ϵ͘ϲϴ й 9.70% 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 Navitas Loans $ Portfolio Yield % 18 Ϭ͘ϴϱ й 0.32% 0.32% 0.93% 0.69% ϭ͘ϲϮ й 2.05% 1.66% ϭ͘ϰϮ й 1.34% 1.43% 1.20% 748 ϳϱϬ 751 752 ϳϱϰ 755 756 757 758 ϳϱϵ 760 761 2020 2021 2022 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 NCOs % - Navitas Weighted Average FICO - Total Portfolio LQPLOOLRQV Navitas Portfolio Concentrations by State 11% 11% 10%   5% 58% CA TX FL NY NJ Other States

Rate locks were $330 million compared to $285 million in 4Q24, driven primarily by benefit from lower mortgage rates and seasonal momentum 79% of locked loans were fixed - rate mortgages, which were either sold in 1Q25 or are contemplated to be sold once closed Sold $141 million in 1Q25, down $22 million from $163 million sold in 4Q24 Gain on sale lower in 1Q25 primarily due to product mix Mortgage Locks & Sales DŽƌƚŐĂŐĞ>ŽĐŬƐ Ͳ  WƵƌĐŚĂƐĞǀƐ͘ZĞĨŝŶĂŶĐĞ Mortgage Activity Trends $260 $295 Ψ ϯϬϲ $285 $330 $126 Ψ ϭϰϱ $172 $163 $141 Ϯ͘ϵ й 3.0% 2.8% 3.0% Ϯ͘ϵ й 1Q24 2Q24 3Q24 4Q24 1Q25 Mortgage Locks $ Loans Sold $ Gain on Sale % 80% 84% 79% ϳϴ й 80% 20% 16% Ϯϭ й 22% 20% 1Q24 2Q24 3Q24 4Q24 1Q25 Purchase Refinance 19 3XUFKDVHYROXPHUHPDLQHGWKHSULPDU\GULYHURIRULJLQDWLRQVDW  RIWKHWRWDO $ in millions

# Footprint Focused on High-Growth Southeast MSAs

Top 10 MSAs - % of Total Deposits



Rome, GA
2.0%
Myrtle Beach, SC
2.2%
Orlando, FL
2.3%
Knoxville, TN
2.7%
Gainesville, GA
3.3%
Raleigh, NC
3.8%
Miami, FL
4.8%
Nashville, TN
5.1%
Greenville, SC
8.8%
Atlanta, GA
22.3%

| Fastest Growing Major Southeast MSAs (1) | UCBI's % of Total Deposits | '25 – '30 Proj. Pop. Growth % | '25 – '30 Proj. HH. Growth % |
|---|---|---|---|
| 1) Jacksonville, FL | 0.68% | 8.26 | 11.51 |
| 2) Raleigh, NC | 3.80% | 7.36 | 11.78 |
| 3) Orlando, FL | 2.27% | 7.10 | 11.04 |
| 4) Charlotte, NC | 1.92% | 6.55 | 10.29 |
| 5) Greenville, SC | 8.83% | 6.37 | 6.31 |
| 6) Tampa, FL | 0.11% | 5.66 | 12.13 |
| 7) Nashville, TN | 5.12% | 5.64 | 10.79 |
| 8) Richmond, VA | -- | 4.96 | 10.23 |
| 9) Atlanta, GA | 22.26% | 4.39 | 7.65 |
| 10) Miami, FL | 4.77% | 3.58 | 11.99 |
| 11) Washington, DC | -- | 2.45 | 8.11 |
| 12) Virginia Beach, VA | -- | 1.92 | 8.81 |

UCBI MSA Presence

| Fastest Growing Mid-Sized Southeast MSAs (2) | UCBI's % of Total Deposits | '25 – '30 Proj. Pop. Growth % | '25 – '30 Proj. HH. Growth % |
|---|---|---|---|
| 1) Winter Haven, FL | -- | 9.40 | 6.20 |
| 2) Huntsville, AL | 1.43% | 9.34 | 10.21 |
| 3) Fayetteville, AR | -- | 8.80 | 9.16 |
| 4) Port St. Lucie, FL | 0.15% | 8.78 | 9.16 |
| 5) Sarasota, Fl | 0.15% | 8.47 | 10.21 |
| 6) Charleston, SC | 1.07% | 7.37 | 10.12 |
| 7) Daytona Beach, FL | -- | 7.09 | 13.08 |
| 8) Melbourne, FL | 0.16% | 6.53 | 12.76 |
| 9) Pensacola, FL | -- | 6.40 | 11.34 |
| 10) Knoxville, TN | 2.72% | 5.89 | 10.74 |
| 11) Fort Myers, FL | -- | 5.05 | 9.86 |
| 12) Columbia, SC | 0.22% | 4.62 | 7.66 |
| 13) Chattanooga, TN | 0.18% | 4.52 | 10.74 |
| 14) Durham, NC | -- | 4.31 | 10.70 |
| 15) Augusta, GA | -- | 3.94 | 7.25 |

(1) Includes MSAs with a population greater than 1,000,000
(2) Includes MSAs with a population between 500,000 and 1,000,000

20

# Non-GAAP Reconciliation Tables

$ in thousands, except per share data

| | 1Q24 | 2Q24 | 3Q24 | 4Q24 | 1Q25 |
|---|---|---|---|---|---|
| **Noninterest Income** | | | | | |
| Noninterest income - GAAP | $ 39,587 | $ 36,556 | $ 8,091 | $ 40,522 | $ 35,656 |
| Loss on sale of manufactured housing loans | - | - | 27,209 | - | - |
| Gain on lease termination | (2,400) | - | - | - | - |
| Noninterest income - operating | $ 37,187 | $ 36,556 | $ 35,300 | $ 40,522 | $ 35,656 |
| **Expenses** | | | | | |
| Expenses - GAAP | $ 145,002 | $ 147,044 | $ 143,065 | $ 143,056 | $ 141,099 |
| Merger-related and other charges | (2,087) | (2,157) | (2,176) | (2,203) | (1,297) |
| FDIC special assessment | (2,500) | 764 | - | - | - |
| Loss on FinTrust (goodwill impairment) | - | (5,100) | - | - | - |
| Expenses - operating | $ 140,415 | $ 140,551 | $ 140,889 | $ 140,853 | $ 139,802 |
| **Diluted Earnings Per Share** | | | | | |
| Diluted earnings per share - GAAP | $ 0.51 | $ 0.54 | $ 0.38 | $ 0.61 | $ 0.58 |
| Loss on sale of manufactured housing loans | $ - | $ - | $ 0.18 | $ - | $ - |
| Merger-related and other charges | 0.01 | 0.01 | 0.01 | 0.02 | 0.01 |
| FDIC special assessment | 0.02 | - | - | - | - |
| Gain on lease termination | (0.02) | - | - | - | - |
| Loss on FinTrust (goodwill impairment) | - | 0.03 | - | - | - |
| Diluted earnings per share - operating | $ 0.52 | $ 0.58 | $ 0.57 | $ 0.63 | $ 0.59 |
| **Book Value Per Share** | | | | | |
| Book value per share - GAAP | $ 26.83 | $ 27.18 | $ 27.68 | $ 27.87 | $ 28.42 |
| Effect of goodwill and other intangibles | (8.12) | (8.05) | (8.02) | (7.87) | (7.84) |
| Tangible book value per share | $ 18.71 | $ 19.13 | $ 19.66 | $ 20.00 | $ 20.58 |
| **Return on Tangible Common Equity** | | | | | |
| Return on common equity - GAAP | 7.14 % | 7.53 % | 5.20 % | 8.40 % | 7.89 % |
| Loss on sale of manufactured housing loans | - | - | 2.43 | - | - |
| Merger-related and other charges | 0.19 | 0.20 | 0.19 | 0.20 | 0.12 |
| FDIC special assessment | 0.23 | (0.07) | - | - | - |
| Lease termination gain | (0.22) | - | - | - | - |
| Loss on FinTrust (goodwill impairment) | - | 0.46 | - | - | - |
| Return on common equity - operating | 7.34 | 8.12 | 7.82 | 8.60 | 8.01 |
| Effect of goodwill and intangibles | 3.34 | 3.56 | 3.35 | 3.52 | 3.20 |
| Return on tangible common equity - operating | 10.68 % | 11.68 % | 11.17 % | 12.12 % | 11.21 % |

21

# Non-GAAP Reconciliation Tables

$ in thousands, except per share data

| | 1Q24 | 2Q24 | 3Q24 | 4Q24 | 1Q25 |
|---|---|---|---|---|---|
| **Return on Assets** | | | | | |
| Return on assets - GAAP | 0.90 % | 0.97 % | 0.67 % | 1.06 % | 1.02 % |
| Loss on sale of manufactured housing loans | - | - | 0.31 | - | - |
| Merger-related and other charges | 0.03 | 0.01 | 0.03 | 0.02 | 0.02 |
| FDIC special assessment | 0.03 | - | - | - | - |
| Lease termination gain | (0.03) | - | - | - | - |
| Loss on FinTrust (goodwill impairment) | - | 0.06 | - | - | - |
| Return on assets - operating | 0.93 % | 1.04 % | 1.01 % | 1.08 % | 1.04 % |
| **Return on Assets to Return on Assets - Pre-Tax Pre-Provision** | | | | | |
| Return on assets - GAAP | 0.90 % | 0.97 % | 0.67 % | 1.06 % | 1.02 % |
| Income tax expense | 0.27 | 0.29 | 0.19 | 0.30 | 0.29 |
| Provision for credit losses | 0.19 | 0.18 | 0.21 | 0.16 | 0.23 |
| Return on assets - pre-tax, pre-provision | 1.36 | 1.44 | 1.07 | 1.52 | 1.54 |
| Loss on sale of manufactured housing loans | - | - | 0.40 | - | - |
| Merger-related and other charges | 0.04 | 0.03 | 0.03 | 0.03 | 0.01 |
| FDIC special assessment | 0.04 | (0.01) | - | - | - |
| Lease termination gain | (0.04) | - | - | - | - |
| Loss on FinTrust (goodwill impairment) | - | 0.08 | - | - | - |
| Return on assets - pre-tax pre-provision - operating | 1.40 % | 1.54 % | 1.50 % | 1.55 % | 1.55 % |
| **Efficiency Ratio** | | | | | |
| Efficiency ratio - GAAP | 60.47 % | 59.70 % | 65.51 % | 56.05 % | 56.74 % |
| Loss on sale of manufactured housing loans | - | - | (7.15) | - | - |
| Merger-related and other charges | (0.87) | (0.88) | (0.99) | (0.87) | (0.52) |
| FDIC special assessment | (1.05) | 0.31 | - | - | - |
| Lease termination gain | 0.60 | - | - | - | - |
| Loss on FinTrust (goodwill impairment) | - | (2.07) | - | - | - |
| Efficiency ratio - operating | 59.15 % | 57.06 % | 57.37 % | 55.18 % | 56.22 % |
| **Tangible Common Equity to Tangible Assets** | | | | | |
| Equity to assets ratio - GAAP | 12.06 % | 12.35 % | 12.45 % | 12.38 % | 12.56 % |
| Effect of goodwill and intangibles | (3.25) | (3.24) | (3.20) | (3.09) | (3.06) |
| Effect of preferred equity | (0.32) | (0.33) | (0.32) | (0.32) | (0.32) |
| Tangible common equity to tangible assets | 8.49 % | 8.78 % | 8.93 % | 8.97 % | 9.18 % |

22

*ORVVDU\ ACL – Allowance for Credit Losses MLO – Mortgage Loan Office ALLL – Allowance for Loan Losses MMDA – Money Market Deposit Account AOCI – Accumulated Other Comprehensive Income (Loss) MTM – Marked-to-Market AUA – Assets Under Administration MSA – Metropolitan Statistical Area BPS – Basis Points MSR – Mortgage Servicing Rights Asset C&I – Commercial and Industrial NCO – Net Charge-Offs C&D – Construction and Development NIM – Net Interest Margin CECL – Current Expected Credit Losses NOW – Negotiable Order of Withdrawal CET1 – Common Equity Tier 1 Capital NPA – Non-Performing Asset CRE – Commercial Real Estate NSF – Non-Sufficient Funds CSP – Customer Service Profiles OO CRE – Owner Occupied Commercial Real Estate DDA – Demand Deposit Account PCD – Loans Purchased with Credit Deterioration EOP – End of Period PPP – Paycheck Protection Program EPS – Earnings Per Share PTPP – Pre-Tax, Pre-Provision Earnings FHA – Federal Housing Administration RBC – Risk Based Capital FTE – Fully-Taxable Equivalent ROA – Return on Assets GAAP – Accounting Principles Generally Accepted in the USA SBA – United States Small Business Administration IBL – Interest-Bearing Liabilities TCE – Tangible Common Equity ICS – Insured Cash Sweep USDA – United States Department of Agriculture KRX – KBW Nasdaq Regional Banking Index VA – Veterans Affairs LPO – Loan Production Office YOY – Year over Year MH – Manufactured Housing 23